                                                                    Exhibit 10.3


                              PURCHASE AGREEMENT
                              ------------------


  THIS PURCHASE AGREEMENT ("Agreement") is made as of the 8th day of June, 1999 by and among Cambridge Heart, Inc., a Delaware corporation (the "Company"), and the Investors set forth on the signature page affixed hereto (each an "Investor" and collectively the "Investors").

                                   RECITALS

  A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended;

  B. The Investors wish to purchase, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, such number of shares of the common stock of the Company, $0.001 par value per share (the "Common Stock") and that number of warrants to purchase Common Stock in the form attached hereto as EXHIBIT A (the "Warrants"), as are set forth on the
                        ---------
signature page attached hereto and executed by each such Investor; and

  C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT B (the "Registration Rights Agreement"),
                            ---------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws;

  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1.  Definitions.  In addition to those terms defined above and elsewhere in
      -----------
this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

      1.1  "Affiliate" means, with respect to any Person, any other Person which
            ---------
directly or indirectly controls, is controlled by, or is under common control with, such Person.

      1.2  "Agreements" means this Agreement, the Registration Rights
            ----------
Agreement, and the Warrants.

      1.3  "Closing" means the consummation of the transactions contemplated
            -------
by this Agreement, and "Closing Date" means the date of such Closing.
                        ------------

      1.4   "Control" means the possession , direct or indirect, of the power to
             -------
direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

      1.5  "Material Adverse Effect" means a material adverse effect on the  (i)
            -----------------------
condition (financial or otherwise), business, assets, or results of operations of the Company and its subsidiaries, taken as a whole; (ii) ability of the Company to perform any of its material obligations under the terms of this Agreement; or (iii) rights and remedies of the Investor under the terms of this Agreement.

      1.6  "Person" means an individual, corporation, partnership, trust,
            ------
business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

      1.7  "SEC Filings" has the meaning set forth in Section 4.6.
            -----------

      1.8  "Securities" means the Shares, the Warrants and the Warrant Shares
            ----------
(defined below).

      1.9  "Shares" means the shares of Common Stock being purchased by the
            ------
Investors hereunder.

      1.10  "Warrant Shares" means the shares of Common Stock issuable upon
             --------------
exercise of or otherwise pursuant to the Warrants.

      1.11  "1933 Act" means the Securities Act of 1933, as amended, and the
             --------
rules and regulations promulgated thereunder.

      1.12  "1934 Act" means the Securities Exchange Act of 1934, as amended,
             --------
and the rules and regulations promulgated thereunder.

  2.  Purchase and Sale of the Shares and Warrants.  Subject to the terms and
      --------------------------------------------
conditions of this Agreement, each of the Investors hereby severally, and not jointly, agrees to purchase and the Company hereby agrees to sell and issue to the Investor, the number of Shares and Warrants to purchase the number of shares of Common Stock set forth on such Investor's signature page attached hereto.
The number of Shares to be purchased by each Investor shall be determined by dividing such Investor's aggregate purchase price (as such aggregate purchase price is set forth on such Investor's signature page attached hereto), by an amount equal to the per share purchase price (also as set forth on the signature page attached hereto) (the "Purchase Price"). The number of shares of Common Stock purchasable by each Investor pursuant to the Warrants shall be equal to 10% of the number of Shares purchased by such Investor.

  3.  Closing.  On the date of this Agreement, the Purchase Price shall be
      -------
determined. The Company shall promptly deliver to Investors' counsel, in trust, a certificate or certificates, registered in such name or names as the Investors may designate, representing all of the Shares and all of the Warrants, with instructions that such certificates are to be held for release to the Investors only upon payment of the Purchase Price to the Company. Upon receipt by counsel to the Investors of the certificates, each Investor shall promptly cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in amounts representing such Investor's aggregate Purchase Price. On the date the Company receives such funds, the certificates evidencing the Shares and the Warrants shall be released to the Investors (and such date shall be deemed the "Closing Date").

  4.  Representations and Warranties of the Company.  The Company hereby
      ---------------------------------------------
represents and warrants to the Investors that:

      4.1  Organization, Good Standing and Qualification.  The Company is a
           ---------------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of its organization and has all requisite power and authority to carry on its business and own its properties as now conducted and owned. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify or be licensed would not have a Material Adverse Effect.

      4.2  Authorization.  The Company has full power and authority and has
           -------------
taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

     4.3  Capitalization.  Set forth on Schedule 4.3 hereto is (a) the
          --------------                ------------
authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except as set forth on Schedule 4.3, no Person is entitled to
                                          ------------
preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on Schedule 4.3, there are no
                                                  ------------
outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind, and except as contemplated by this Agreement, the Company does not have any present plan or intention to issue any equity securities of any kind, or to transfer any equity securities of any kind owned by it. Except as set forth on Schedule 4.3, the Company does not know of any voting agreements,
             ------------
buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities held by them. Except as set forth on Schedule 4.3, the Company
                                                       ------------
has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

     4.4  Valid Issuance.  The Company has reserved a sufficient number of
          --------------
shares of Common Stock for issuance pursuant to this Agreement and upon exercise of the Warrants. The Company will take such steps as may be necessary to reserve sufficient shares for issuance pursuant to Section 7 below when such issuance is determinable. The Shares and Warrants are duly authorized, and such Securities, along with the Warrant Shares when issued in accordance herewith and with the terms of the Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

     4.5  Consents.  The execution, delivery and performance by the Company of
          --------
the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and the requirements of the Nasdaq Stock Market, which the Company undertakes to file within the applicable time periods.

     4.6  Delivery of SEC Filings; Business.  The Company has provided the
          ---------------------------------
Investors with copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all other reports filed by the Company pursuant to the 1934 Act since the filing of the Annual Report on Form 10-K (collectively, the "SEC Filings"). The Company is engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company.

     4.7  Use of Proceeds.  The proceeds of the sale of the Securities hereunder
          ---------------
shall be used by the Company for working capital and general corporate purposes.

     4.8  No Material Adverse Change.  Since the filing of the Company's most
          --------------------------
recent Annual Report on Form 10-K or as otherwise identified and described in subsequent reports filed by the Company pursuant to the 1934 Act, there has not been:

         (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's most recent Quarterly Report on Form 10-Q, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

         (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

         (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or any of its subsidiaries;

         (iv) any waiver by the Company of a valuable right or of a material debt owed to it;

         (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

         (vi) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

         (vii) any labor difficulties or labor union organizing activities with respect to employees of the Company;

         (viii) any transaction entered into by the Company other than in the ordinary course of business; or

         (ix) any other event or condition of any character that might have a Material Adverse Effect.


     4.9  SEC Filings; Material Contracts.
          -------------------------------

          (a) As of its filing date, each report filed by the Company with the SEC pursuant to the 1934 Act, complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         (c)  Except as set forth on Schedule 4.3 hereto, there are no
                                     ------------
agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

     4.10  Form S-3 Eligibility.  The Company is currently eligible to
           --------------------
register the resale of its Common Stock on a registration statement on Form S-3 under the 1933 Act.

     4.11  No Conflict, Breach, Violation or Default.  The execution, delivery
           -----------------------------------------
and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation ("Articles") or Bylaws, each as in effect on the date hereof, or (ii) except where it would not have a Material Adverse Effect,
(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (b) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company are subject.

     4.12  Tax Matters. The Company has correctly and timely prepared and filed
           -----------
or timely obtained extensions for, all tax returns required to have been filed by it with all appropriate governmental agencies and timely paid all taxes owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments of the Company nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except such as which are not material. All material taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party. There are no tax liens or claims pending or threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

     4.13  Title to Properties.  Except as disclosed in the SEC Filings, the
           -------------------
Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

     4.14  Certificates, Authorities and Permits.  The Company possesses
           -------------------------------------
adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct its business as presently operated and has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

     4.15  No Labor Disputes.  No labor dispute with the employees of the
           -----------------
Company or any subsidiary exists or, to the knowledge of the Company, is imminent.

     4.16  Intellectual Property.  The Company owns or possesses adequate
           ---------------------
trademarks and trade names and have all other rights to inventions, know-how, patents, copyrights, trademarks, trade names, confidential information and other intellectual property (collectively, "Intellectual Property Rights"), free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims, necessary to conduct the business now operated by it, or presently employed by it, and presently contemplated to be operated by it, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. Schedule 4.16 sets
                                                             -------------
forth a list by serial number and title of the patents and/or patent applications owned or possessed by the Company. No proprietary technology of any Person was used in the design or development by the Company of (or otherwise with respect to) any of the Intellectual Property Rights, which technology was not properly acquired by the Company from such Person.

     4.17  Environmental Matters.  The Company is not in violation of any
           ---------------------
statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

     4.18  Litigation.  Except as disclosed in the SEC Filings, there are no
           ----------
pending actions, suits or proceedings against or affecting the Company, or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

     4.19  Financial Statements.  The financial statements included in each SEC
           --------------------
Filing present fairly and accurately the consolidated financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. Except as set forth on Schedule 4.19 or in the financial statements of
                               -------------
the Company included in the SEC Filings filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

     4.20  Insurance Coverage.  The Company and maintains in full force and
           ------------------
effect insurance coverage that is customary for comparably situated companies for the business being conducted, and properties owned or leased, by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

     4.21  Compliance with Nasdaq Continued Listing Requirements.  The Company
           -----------------------------------------------------
is in compliance with all applicable Nasdaq continued listing requirements. There are no proceedings pending or, to the Company's knowledge, threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq National Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq National Market.

     4.22  Acknowledgement of Dilution.  The number of shares of Common Stock
           ---------------------------
issuable pursuant to this Agreement may increase significantly. The Company's executive officers and directors have studied and fully understand the nature of the transactions being contemplated hereunder and recognize that they have a potential dilutive effect.

     4.23  Brokers and Finders.  The Investors shall have no liability or
           -------------------
responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this agreement or the transactions contemplated by this Agreement by virtue of any agreement made by the Company to a third party. A cash fee equal to 4% of the gross proceeds received by the Company hereunder to be paid by the Company to Astor Capital is the only broker's or finder's fee payable by the Company in connection with the transactions contemplated by the Agreements.

     4.24  No Directed Selling Efforts or General Solicitation.  Neither the
           ---------------------------------------------------
Company nor, to its knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

     4.25  No Integrated Offering.  Neither the Company nor any of its
           ----------------------
Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

     4.26  Disclosures.  No representation or warranty made under any Section
           -----------
hereof and no information furnished by the Company pursuant hereto, or in any other document, certificate or statement furnished by the Company to the Investor or any authorized representative of the Investor, pursuant to the Agreements or in connection therewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the respective statements contained herein or therein, in light of the circumstances under which the statements were made, not misleading.

  5.  Representations and Warranties of the Investor.  Each of the Investors
      ----------------------------------------------
hereby severally, and not jointly, represents and warrants to the Company that:

     5.1  Organization and Existence.  The Investor is a validly existing
          --------------------------
corporation or limited liability company and has all requisite corporate or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

     5.2  Authorization.  The execution, delivery and performance by the
          -------------
Investor of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their terms.

     5.3  Purchase Entirely for Own Account.  The Securities to be received by
          ---------------------------------
the Investor hereunder will be acquired for investment for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

     5.4  Investment Experience.  The Investor acknowledges that it can bear the
          ---------------------
economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

     5.5  Disclosure of Information.  The Investor has had an opportunity to
          -------------------------
receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement or made pursuant to this Agreement.

     5.6  Restricted Securities.  The Investor understands that the Securities
          ---------------------
are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

     5.7  Legends.  It is understood that, until registration for resale
          -------
pursuant to the Registration Rights Agreement, certificates evidencing the Securities will bear one or all of the following legends or legends substantially similar thereto:

                   (a) "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Act but only upon a holder hereof first having obtained the written opinion of counsel to the Corporation, or other counsel reasonably acceptable to the Corporation, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "blue sky" or similar securities laws."

                   (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

     Upon registration for resale pursuant to the Registration Rights Agreement, the Company shall promptly cause certificates evidencing the Shares previously issued hereunder to be replaced with certificates which do not bear such restrictive legends.

     5.8  Accredited Investor.  The Investor is an accredited investor as
          -------------------
defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

     5.9  No General Solicitation.  The Investor did not learn of the
          -----------------------
investment in the Securities as a result of any public advertising or general solicitation.

     5.10 Brokers and Finders.  The Investors shall have no liability or
          -------------------
responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this argument or the transactions contemplated by the Agreement.

  6.  Registration Rights Agreement.  The parties acknowledge and agree that
      -----------------------------
part of the inducement for the Investor to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

  7.  Covenants and Agreements of the Company.
      ---------------------------------------

      7.1  Subsequent Sale at Lower Price.
           ------------------------------

           (a)  Required Adjustments.  Subject to the exclusions contained in
                --------------------
Section 7.1(e) below, if during the period ending on the later of (i) twenty-four (24) months following the Closing Date or (ii) twenty-one (21) months following the date the registration statement contemplated by the Registration Rights Agreement for the Registrable Securities (as defined in the Registration Rights Agreement) is first declared effective (the "MFN Period"), the Company sells any shares of its Common Stock in a capital raising transaction at a per share selling price ("Per Share Selling Price") lower than the Purchase Price per share set forth in Section 2 hereof, the Purchase Price per share of the Shares originally sold to the Investors hereunder shall be adjusted downward to equal such lower Per Share Selling Price and Investors shall be entitled to receive the additional shares as provided by Section 7.1(b); provided, however, that in the event an Investor then owns less than 60% of the Shares originally acquired by it hereunder, such Investor shall be entitled to additional shares only with respect to the number of Shares originally acquired and then owned by such Investor as provided in Section 7.1(b). The Company shall give to the Investors written notice of any such sale within 24 hours of the closing of any such sale. For so long as an Investor owns 60% or more of the Shares originally acquired by such Investor hereunder, such Investor shall be entitled to the full benefit of the Purchase Price adjustment required by this Section 7.1. The parties agree that for purposes of this Section 7 (including determination of the number of originally acquired shares held by an Investor) shares of Common Stock sold or otherwise disposed of by an Investor shall be deemed to be those originally acquired hereunder until that number is reduced to zero.

           (b)  Definitions.
                -----------

                (i) For the purposes of this Section 7.1, the term "Per Share Selling Price" as used in this Section 7.1 shall include the amount actually paid by third parties for each share of Common Stock plus, in the event a fee in excess of 7% is paid by the Company in connection with the transaction, any such excess amount shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale in a capital raising transaction of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the excess fee amount as provided above). In case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

                (ii) The term "Variable Rate Transaction" shall mean a transaction in which the company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the 1933 Act.

                (iii) The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any equity securities in a capital raising transaction or series of related transactions involving more than $500,000 in the aggregate (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future equity raising transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

                (iv) The term "MFN Period" shall have the meaning set forth in Section 7.1(a), above.

           (c)  Adjustment Mechanism.  If an adjustment of the Purchase Price
                --------------------
is required pursuant to Section 7.1(a), the Company shall deliver to the Investors within eight calendar days of the closing of the transaction giving rise to the adjustment or by such other date as may be required by Section 7.1(d) ("Delivery Date") each Investor's pro-rata share of such number of additional shares of Common Stock equal to (i) the aggregate Purchase Price paid by such Investor divided by the adjusted Per Share Purchase Price as required under Section 7.1(a), minus (ii) the total number of shares of Common Stock previously delivered to that Investor hereunder; provided however, that the
                                                 ----------------
Company shall delay effecting such adjustment, in whole or in part, to the extent required by Section 7.1(d). In the event the Company fails to deliver the additional shares by the applicable Delivery Date, the Company shall be liable to the Investors for a penalty equal to 2% of the aggregate Purchase Price adjustment per month (in each instance to such Investor pro rata in accordance with its participation in this offering), payable in Common Stock or cash, at each Investor's election.

           (d)  Limitation on Number of Shares.
                ------------------------------

                (i) If by way of any adjustment required by this Section 7.1, an Investor would receive a number of shares of Common Stock such that the total number of such shares held by the Investor as of the date of such adjustment would be greater than 9.90% but less than 13.0% of the total outstanding Common Stock of the Company, then the Company shall not effect the adjustment required by this Section to the extent necessary to avoid causing the aforesaid limitation to be exceeded until 120 days following the date such adjustment would have otherwise been made.

                (ii) If by way of any adjustment required by this Section 7.1, an Investor would receive a number of shares of Common Stock such that the total number of such shares held by the Investor as of the date of such adjustment would equal or exceed 13.0% of the total outstanding Common Stock of the Company, then the Company shall not effect the adjustment required by this Section to the extent necessary to avoid causing the aforesaid limitation to be exceeded until 180 days following the date such adjustment would have otherwise been made.

                (iii) In no event shall the Company issue to the Investors additional shares pursuant to an adjustment required by this Section 7.1 such that the total number of shares issued to the Investors (when added to the Warrant Shares) would exceed 19.9% of the Company's issued and outstanding shares of Common Stock on the date hereof. Instead, the Company shall redeem such excess shares at 110% of the Per Share Purchase Price, as adjusted. Only shares acquired pursuant to this Agreement will be included in determining whether the limitations would be exceeded for purposes of this
Section 7.1(d)(iii).

           (e) Capital Adjustments.  In case of any stock split or reverse
               -------------------
stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of Section 7.1 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

           (f) Exclusions.  Section 7.1(a) shall not apply to (i) sales of
               ----------
shares of Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof; or (ii) sales of shares of Common Stock by the Company pursuant to the provisions of any shareholder-approved option or similar plan heretofore or hereafter adopted by the Company.

           (g) Extension of MFN Period.  If, prior to the date of effectiveness
               -----------------------
of the registration statement contemplated by the Registration Rights Agreement, the Company issues or sells for cash in a non-public offering any equity securities in a capital raising transaction not prohibited by Section 7.2 below, the MFN Period shall be extended by two months for each $1,000,000 of gross proceeds received by the Company in such a transaction or series of such transactions.

           (h) Extension of MFN Period.  If, prior to the date of effectiveness
               -----------------------
of the registration statement contemplated by the Registration Rights Agreement, the Company issues securities in a MFN Transaction permitted under
Section 7.2(a) below to a corporate partner (for gross proceeds of up to $4 million), the MFN Period shall be extended by two months for each $800,000 of gross proceeds received by the Company in such a transaction or series of transactions.

      7.2  Limitation on Transactions.
           --------------------------

           (a) Until the date of effectiveness of the registration statement contemplated by the Registration Rights Agreement, without the prior written consent of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not (i) issue or sell or agree to issue or sell any securities for cash in a non-public MFN Transaction provided, however, that the Company may issue such securities to a corporate partner of the Company for gross proceeds of up to $4 million; or (ii) issue or sell, or agree to issue or sell, any securities for cash in a non-public Variable Rate Transaction.

           (b) During the period after effectiveness of the registration statement contemplated by the Registration Rights Agreement and until the expiration of the MFN Period, without the prior written consent of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not (i) issue or sell or agree to issue or sell any securities for cash in a non-public MFN Transaction; provided, however, that the Company may issue such securities in a single transaction to a corporate partner of the Company for gross proceeds of up to $4 million and, in the same transaction, to another (non-corporate partner) third party for gross proceeds of up to $1 million,
(ii) issue or sell, or agree to issue or sell, any securities for cash in a non-public Variable Rate Transactions, provided, however, that the foregoing limitation on Variable Rate Transactions shall not apply to any such securities with an aggregate face value outstanding at any time equal to or less than eight percent (8%) of the Company's outstanding shares of Common Stock.


      7.3  Right of Investors to Participate in Future Transactions. The Company
           --------------------------------------------------------
agrees that during the MFN Period the Investors will have a right to participate in future non-public capital raising transactions as set forth in this
Section 7.3. The Company shall give advance written notice to the Investors prior to any offer or sale of any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities in a non-public capital raising transaction. Such notice shall be given upon the Company's receipt of a written commitment from a third party to engage in such a transaction with the Company and when the Company reasonably believes that such transaction will be consummated and publicly announced within two weeks. Prior to the closing of any such transaction, each Investor shall have the right to participate in up to 15% of such new offering (or in the case of a Variable Rate Transaction, up to 50% of such new offering) and purchase such equity securities for the same consideration and on the same terms and conditions as contemplated for such third-party sale. An Investor's right to participate in the new offering shall initially be limited to pro rata participation in accordance with such Investor's participation in this offering. If an Investor chooses not to participate in the new offering to some extent or at all, the other Investors shall have the right, on a pro rata basis to such participation in the new offering. In order to exercise this right, an Investor must give written notice to the Company of the Investor's election to participate and such notice must be given within one week following receipt of the notice from the Company. In the event the Company gives notice to the Investors of an expected transaction pursuant to this Section 7.3 but cannot consummate such transaction, the Company will give the Investors prompt written notice of the cancellation of such transaction. After written notice of a possible transaction has been given by the Company pursuant to this Section 7.3, the Investors shall refrain from trading in the Company's securities until such transaction has been publicly announced or cancelled. If, subsequent to the Company giving notice to the Investors hereunder, the terms and conditions of the proposed third-party sale are changed in any way, the Company shall be required to provide a new notice to the Investors hereunder and the Investors shall have the right to participate in the offering on such changed terms and conditions as provided hereunder.

      7.4  Opinion of Counsel.  On or prior to the Closing Date, the Company
           ------------------
will deliver to the Investors the opinion of legal counsel to the Company, in form and substance reasonably acceptable to the Investors, addressing those legal matters set forth in Schedule 7.4 hereto.

      7.5  Reservation of Common Stock Pursuant to Section 7.1 and Exercise of
           -------------------------------------------------------------------
Warrants.  The Company hereby agrees, at all times with respect to shares
--------
issuable upon exercise of the Warrants, and at all appropriate times with respect to shares issuable pursuant to Section 7.1, to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the additional issuance(s) of Common Stock pursuant to Section 7.1 and exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the issuance, if any, required pursuant to Section 7.1 plus the number of shares of Common Stock as shall be necessary to permit the exercise of the Warrants in accordance with the terms of the Warrants.

      7.6  Reports.  Within one week of filing the following reports with the
           -------
SEC, or in the absence of such filing within the time periods specified below, the Company shall send a copy of the following reports to each Investor by regular mail:

           (a)  Quarterly Reports.  As soon as available and in any event within
                -----------------
52 days after the end of each fiscal quarter of the Company, the Company's quarterly report on Form 10-Q or, in the absence of such report, consolidated balance sheets of the Company and its subsidiaries as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by a principal financial officer of the Company to have been prepared in accordance with generally accepted accounting principles, subject to year-end and audit adjustments.

           (b)  Annual Reports.  As soon as available and in any event within 97
                --------------
days after the end of each fiscal year of the Company, the Company's Form 10-K or, in the absence of a Form 10-K, consolidated balance sheets of the Company and its subsidiaries as at the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company and reasonably satisfactory to the Investor.

           (c)  Securities Filings.  As promptly as practicable and in any event
                ------------------
within one week after the same are issued or filed, copies of (i) all notices, proxy statements, financial statements, reports and documents as the Company or any subsidiary shall send or make available generally to its stockholders or to financial analysts, and (ii) all periodic and special reports, documents and registration statements (other than on Form S-8) which the Company or any subsidiary furnishes or files, or any officer or director of the Company or any of its subsidiaries (in such person's capacity as such) furnishes or files with the SEC.

           (d)  Other Information.  Such other information relating to the
                -----------------
Company or its subsidiaries as from time to time may reasonably be requested by the Investors provided the Company produces such information in its ordinary course of business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to the Investor would not be harmful to the Company.

      7.7  Press Releases.  Any press release or other publicity concerning this
           --------------
Agreement or the transactions contemplated by this Agreement shall be submitted to the Investors for comment at least two (2) business days prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of a national securities exchange. The Company shall issue a press release concerning the fact and material terms of this Agreement within one business day of the Closing.

      7.8  No Conflicting Agreements.  The Company will not, and will not permit
           -------------------------
its subsidiaries to, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

      7.9  Insurance.  For so long as any Investor beneficially owns any of the
           ---------
Securities, the Company shall, and shall cause each subsidiary to, have in full force and effect (a) insurance reasonably believed to be adequate on all assets and activities of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Company and the subsidiaries to insure.

      7.10 Compliance with Laws.  For so long as any Investor beneficially owns
           --------------------
any of the Securities, the Company will use reasonable efforts, and will cause each of its subsidiaries to use reasonable efforts, to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

      7.11 Listing of Underlying Shares and Related Matters.  The Company hereby
           ------------------------------------------------
agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Shares and the Warrant Shares to be listed on the Nasdaq National Market as promptly as possible but no later than the effective date of the registration contemplated by the Registration Rights Agreement. The Company further agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Common Stock underlying the Warrants, and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will take all action necessary to continue the listing and trading of its Common Stock on the Nasdaq National Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable, to ensure the continued eligibility for trading of the Shares and the Warrant Shares thereon.

      7.12 Corporate Existence.  So long as the Investors beneficially own any
           -------------------
of the Shares or Warrants, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (a) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith, regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to fulfill its obligations hereunder and effect the exercise in full of all Warrants outstanding as of the date of such transaction; (b) has no legal, contractual or other restrictions on its ability to perform the obligations of the Company hereunder and under the agreements and instruments entered into in connection herewith; and (c) (i) is a publicly traded corporation whose common stock and the shares of capital stock issuable upon exercise of the Warrants are (or would be upon issuance thereof) listed for trading on the Nasdaq National Market, New York Stock Exchange or American Stock Exchange, or (ii) if not such a publicly traded corporation, then the buyer agrees that it will, at the election of an Investor, purchase such Investor's Shares (and Warrant Shares) at a price equal to 120% of the Per Share Purchase Price of such Shares unless the Common Stock of the Company, for ten consecutive trading days after public announcement of the transaction closes at or above such price in which case the Investor will have no such election right. The rights of Investors provided in clause (c)(ii) shall expire thirty (30) months after the date hereof.

  8.  Survival.  All representations, warranties, covenants and agreements
      --------
contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of twenty-four (24) months from the date of this Agreement; provided, however, that the provisions contained in
Section 7 hereof shall survive in accordance therewith.

  9.  Arbitration.
      -----------

      9.1  Scope.  Resolution of any and all disputes arising from or in
           -----
connection with the Agreements, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), shall be exclusively governed by and settled in accordance with the provisions of this
Section 9; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

      9.2. Binding Arbitration.  The parties hereby agree to submit all Disputes
           -------------------
to arbitration for final and binding resolution. Either party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other party. The arbitration shall be conducted in New York, New York by a sole arbitrator selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the America Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrator becomes unable to serve, his successor(s) shall be similarly selected or appointed.

      9.3. Procedure.  The arbitration shall be conducted pursuant to the
           ---------
Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing, (a) each party shall have the right to conduct limited discovery of information relevant to the Dispute; (b) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (c) all hearings shall be conducted on an expedited schedule; and (d) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

      9.4. Timing.  The arbitrator shall use best efforts to complete all
           ------
hearings not later than 90 days after his or her selection or appointment, and shall use best efforts to make a final award not later than 30 days thereafter. The arbitrator shall apportion all costs and expenses of the arbitration, including the arbitrator's fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrator shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrator may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 9. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

  10. Miscellaneous.
      -------------

      10.1  Successors and Assigns.  This Agreement may not be assigned by a
            ----------------------
party hereto without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights and delegate its duties hereunder to an Affiliate, and without the prior written consent of the Investors, but after notice duly given and in compliance with this Agreement, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company that results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      10.2  Counterparts.  This Agreement may be executed in two or more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10.3  Titles and Subtitles.  The titles and subtitles used in this
            --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      10.4  Notices.  Unless otherwise provided, any notice required or
            -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by
(i) personal delivery, (ii) telex or telecopier, upon receipt of the correct answer back, or (iii) an internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                 If to the Company:

                           Cambridge Heart, Inc.
                           One Oak Park Drive
                           Bedford, MA  01730
                           Attn:  Jeffrey M. Arnold

                           with a copy to:

                           Hale and Dorr, LLP
                           60 State Street
                           Boston, MA  02109
                           Attn:  Steven D. Singer

                 If to the Investors, to the addresses set forth on the signature pages hereto.


      10.5  Fees and Expenses.  The parties hereto shall pay their own costs and
            -----------------
expenses in connection herewith, except that the Company shall pay to Tail Wind, Inc. the sum of 0.5% of the gross proceeds of this offering by the Company as and for legal and due diligence expenses in connection herewith and such amount shall be paid at Closing from gross proceeds of the offering.

      10.6  Amendments and Waivers.  Any term of this Agreement may be amended
            ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

      10.7  Severability.  If one or more provisions of this Agreement are held
            ------------
to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      10.8  Entire Agreement.  This Agreement, including the Exhibits and
            ----------------
Schedules hereto, and the Registration Rights Agreement constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

      10.9  Further Assurances.  The parties shall execute and deliver all such
            ------------------
further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

      10.10 Applicable Law.  This Agreement shall be governed by, and construed
            --------------
in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Company:

                             CAMBRIDGE HEART, INC.


                             By: /s/ Jeffrey Arnold
                                 -----------------------------
                             Name:  Jeffrey Arnold
                             Title: Chief Executive Officer

The Investor:                The Tail Wind Fund Ltd.
                             ---------------------------------

                             By: /s/ Jason McCarroll
                                 -----------------------------
                                 Brighton Holdings Limited
                                 as Sole Director

                             By:
                                 -----------------------------
                             Name:
                             Title:


Aggregate Purchase Price:  $2,500,000
                           -----------

Number of Shares of Common Stock:  476,190
                                   -------------

Number of Warrants:  47,619
                     ---------------

Effective per share Purchase Price of Shares:  $5.25
                                               -----------

Exercise price of Warrants: $7.22        (10% premium to Market Price, but no
                             -----------
       lower than closing bid price on date immediately prior to Closing Date)

Address for Notice:          The Tail Wind Fund Ltd.
                             -----------------------------------
                             MeesPierson (Bahamas) Ltd.
                             -----------------------------------
                             Attn: Jason McCarroll
                             -----------------------------------
                             Windermere House, 404 East Bay St.
                             -----------------------------------
                             P.O. Box SS 5539, Nassau, Bahamas
                             -----------------------------------
                             Tel: 242-393-8777 Fax: 242-393-9021
                             -----------------------------------

                             with a copy to:

                             David Crook, Esq.
                             The Tail Wind Fund Ltd.
                             c/o EASI
                             4th Floor, No. 1 Regent Street
                             London, SW1Y 4NS UK
                             Telephone:  144-171-468-7660
                             Facsimile:  7657

                             Bryan Cave LLP
                             700 Thirteenth Street, N.W.
                             Washington, D.C.  20005
                             Attn: LaDawn Naegle
                             Telephone:  202/508-6046
                             Facsimile:  202/508-6200

The Investor:                Special Situations Private Equity Fund, L.P.
                             --------------------------------------------

                             By: /s/ David M. Greenhouse
                                 ----------------------------------------
                             Name: David M. Greenhouse
                             Title:

                             By:
                                 ----------------------------------------
                             Name:
                             Title:


Aggregate Purchase Price:  $1,197,000
                           -----------

Number of Shares of Common Stock:  228,000
                                   -------------

Number of Warrants:  22,800
                     ---------------

Effective per share Purchase Price of Shares:  $5.25
                                               -----------

Exercise price of Warrants: $7.22        (10% premium to Market Price, but no
                             -----------
       lower than closing bid price on date immediately prior to Closing Date)

Address for Notice:          Special Situations Private Equity Fund, L.P.
                             --------------------------------------------
                             153 East 53rd
                             --------------------------------------------
                             New York, NY  10022
                             --------------------------------------------

                             --------------------------------------------

                             --------------------------------------------

                             --------------------------------------------

                             with a copy to:

                             Bryan Cave LLP
                             700 Thirteenth Street, N.W.
                             Washington, D.C.  20005
                             Attn: LaDawn Naegle
                             Telephone:  202/508-6046
                             Facsimile:  202/508-6200

The Investor:                Special Situations Fund III, L.P.
                             ---------------------------------

                             By: /s/ David M. Greenhouse
                                 -----------------------------
                             Name: David M. Greenhouse
                             Title:

                             By:
                                 -----------------------------
                             Name:
                             Title:


Aggregate Purchase Price:  $303,000
                           -----------

Number of Shares of Common Stock:  57,714
                                   -------------

Number of Warrants:  5,771
                     ---------------

Effective per share Purchase Price of Shares:  $5.25
                                               -----------

Exercise price of Warrants: $7.22        (10% premium to Market Price, but no
                             -----------
       lower than closing bid price on date immediately prior to Closing Date)

Address for Notice:          Special Situations Fund III, L.P.
                             ---------------------------------
                             153 East 53rd
                             ---------------------------------
                             New York, NY  10022
                             ---------------------------------

                             ---------------------------------

                             ---------------------------------

                             ---------------------------------

                             with a copy to:

                             Bryan Cave LLP
                             700 Thirteenth Street, N.W.
                             Washington, D.C.  20005
                             Attn: LaDawn Naegle
                             Telephone:  202/508-6046
                             Facsimile:  202/508-6200

The Investor:                Geoffrey H. Galley
                             ---------------------------------

                             By: /s/ Geoffrey H. Galley
                                 -----------------------------
                             Name:  Geoffrey H. Galley
                             Title:

                             By:
                                 -----------------------------
                             Name:
                             Title:


Aggregate Purchase Price:  $1,000,000
                           -----------

Number of Shares of Common Stock:  190,416
                                   -------------

Number of Warrants:  19,048
                     ---------------

Effective per share Purchase Price of Shares:  $5.25
                                               -----------

Exercise price of Warrants: $7.22        (10% premium to Market Price, but no
                             -----------
       lower than closing bid price on date immediately prior to Closing Date)

Address for Notice:          Geoffrey H. Galley
                             ---------------------------
                             Red Lodge
                             ---------------------------
                             The Close
                             ---------------------------
                             Totteridge
                             ---------------------------
                             London
                             ---------------------------
                             N20 8PJ  UK
                             ---------------------------

                             with a copy to:

                             Bryan Cave LLP
                             700 Thirteenth Street, N.W.
                             Washington, D.C.  20005
                             Attn: LaDawn Naegle
                             Telephone:  202/508-6046
                             Facsimile:  202/508-6200

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